EXHIBIT 99.1.b


INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors of
Columbia National, Incorporated
Columbia, Maryland

We have reviewed the accompanying condensed consolidated balance sheet of Columbia National, Incorporated and subsidiaries (the "Company") as of March 31, 2002, and the related condensed consolidated statements of income and cash flows for the three-month period then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and of making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such condensed consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.



                                             /s/ Deloitte & Touche LLP

Princeton, New Jersey
June 13, 2002

COLUMBIA NATIONAL, INCORPORATED

CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2002 (UNAUDITED) AND DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                  (not covered
                                                                 by accountants'
                                                                     report)

ASSETS                                                2002              2001
   Cash                                          $      989,343   $    2,399,015
   Restricted cash                                    2,545,056          778,971
   Advances and other receivables                     7,638,599       10,468,122
   First mortgage notes held for sale               182,692,607      281,260,043
   Investment in first mortgage notes                 1,939,015        1,993,323
   Furniture, equipment and leaseholds, net           2,750,752        2,703,319
   Mortgage servicing rights                        115,083,284      113,159,065
   Other assets                                       3,989,605        3,829,063
                                                 --------------   --------------

TOTAL ASSETS                                     $  317,628,261   $  416,590,921
                                                 ==============   ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
   Warehouse borrowings - Residential            $  176,141,273   $  273,153,564
   Settlement drafts outstanding                      3,727,547        3,525,302
   Working capital debt                              11,500,000       13,400,000
   Term debt                                         73,600,000       66,800,000
   Deferred tax liability                            10,928,079       10,673,785
   Other accounts payable and accrued expenses        8,027,373       15,750,832
   Other liabilities                                    161,433          161,433
   Capital lease obligations                            371,817          336,581
                                                 --------------   --------------

           Total liabilities                        284,457,522      383,801,497
                                                 --------------   --------------

           Total shareholders' equity                33,170,739       32,789,424
                                                 --------------   --------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $  317,628,261   $  416,590,921
                                                 ==============   ==============

See notes to condensed consolidated financial statements.

COLUMBIA NATIONAL, INCORPORATED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
FOR THE THREE MONTHS ENDED MARCH 31, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                  (not covered
                                                                 by accountants'
                                                                     report)

REVENUES:                                                2002           2001
   Loan administration                             $   8,627,612  $   9,234,907
   Gain on sales of mortgage loans, net
     and brokerage income                             18,569,686     12,359,826
                                                   -------------  -------------
                                                      27,197,298     21,594,733

  Interest income                                      3,722,003      2,825,790
  Interest expense                                    (2,793,209)    (2,911,592)
                                                   -------------  -------------

     Net interest income (expense)                       928,794        (85,802)
                                                   -------------  -------------

  Gain on sale of commercial business                         --      6,676,516
                                                   -------------  -------------

  Total net revenues                                  28,126,092     28,185,447
                                                   -------------  -------------

EXPENSES:
  Salaries and benefits                               12,698,429      9,723,372
  Other general and administrative                     5,690,123      5,555,935
  Amortization of mortgage servicing rights            9,101,931      4,954,560
  Servicing impairment                                        --      8,000,000
                                                   -------------  -------------

  Total expenses                                      27,490,483     28,233,867
                                                   -------------  -------------

INCOME (LOSS) BEFORE INCOME TAX                          635,609        (48,420)

INCOME TAX (PROVISION) BENEFIT                          (254,294)        19,369
                                                   -------------  -------------

NET INCOME (LOSS)                                  $     381,315  $     (29,051)
                                                   =============  =============

See notes to condensed consolidated financial statements.

COLUMBIA NATIONAL, INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
AS OF MARCH 31, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (not covered by accountants' report)
--------------------------------------------------------------------------------


                                    ACCUMULATED
                                       OTHER
                                   COMPREHENSIVE     COMMON      CAPITAL
                                      INCOME         STOCK       SURPLUS        DEFICIT         TOTAL
BALANCE
DECEMBER 31, 2000                  $          --    $  3,000   $44,272,000    $(9,996,577)   $34,278,423

    Transition adjustment for
    SFAS 133 - January 1, 2001           149,654          --            --             --        149,654

    Net Income                                --          --            --        211,001        211,001

    Reclassification of SFAS 133
    adjustments                         (149,654)         --            --             --       (149,654)
                                                                                             -----------

    Comprehensive income                      --          --            --             --        211,001

    Change in stock options                   --          --    (1,700,000)            --     (1,700,000)
                                   ---------------------------------------------------------------------

BALANCE,
DECEMBER 31, 2001                             --       3,000    42,572,000     (9,785,576)    32,789,424

    Net Income                                                                    381,315        381,315
                                   ---------------------------------------------------------------------
BALANCE,
MARCH 31, 2002                     $          --    $  3,000   $42,572,000    $(9,404,261)   $33,170,739
                                   =====================================================================

See notes to condensed consolidated financial statements.

COLUMBIA NATIONAL, INCORPORATED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                                           (not covered
                                                                                          by accountants'
                                                                                              report)

                                                                                2002           2001
                                                                            ------------    -----------
Operating Activities
        Net income (loss)                                                   $    381,315    $   (29,051)
        Adjustments to reconcile net income (loss) to net cash
           provided by (used in) operating activities -
        Deferred tax expense (benefit)                                           254,294        (19,369)
        Amortization of mortgage servicing rights                              9,101,931      4,954,560
        Impairment of mortgage servicing rights                                       --      8,000,000
        Increase (decrease) in reserves on loans                                 104,246        (63,896)
        Depreciation and amortization of fixed assets and leases                 318,769        671,052
                                                                            ------------    -----------

Net income adjusted for noncash items                                         10,160,555     13,513,296
                                                                            ------------    -----------

        Decrease in accounts payable and accrued expenses                     (7,723,459)    (4,374,070)
        Decrease in advances and other receivables                             2,829,523      3,066,594
        Net decrease (increase) in first mortgage notes held for sale         98,567,436    (47,412,332)
        Increase in other assets                                                (160,542)      (167,984)
                                                                            ------------    -----------

Net cash provided by (used in) operating activities                          103,673,513    (35,374,496)
                                                                            ------------    -----------

Investing activities
        Proceeds from sales and principal collected on first mortgage
           notes held for investment                                             398,561      2,452,507
        Additions to first mortgage notes held for investment                   (448,499)    (2,165,997)
        Additions to mortgage servicing rights                               (11,026,150)    (6,907,038)
        Additions to leasehold improvements and furniture and equipment         (366,202)       (27,269)
        Additions to capital lease obligations                                   234,205             --
        Increase in restricted cash                                           (1,766,085)    (2,409,101)
                                                                            ------------    -----------

Net cash used in investing activities                                        (12,974,170)    (9,056,898)
                                                                            ------------    -----------

Financing activities
        Principal payments under capital lease obligations                      (198,969)      (333,783)
        (Decrease) increase in warehouse borrowings                          (97,012,291)    35,463,332
        Increase in settlement drafts outstanding                                202,245     12,635,776
        Increase (decrease) in term debt borrowings                            6,800,000     (1,300,000)
        Decrease in working capital borrowings                                (1,900,000)    (1,800,000)
                                                                            ------------    -----------

Net cash (used in) provided by financing activities                          (92,109,015)    44,665,325
                                                                            ------------    -----------

(Decrease) Increase in cash                                                   (1,409,672)       233,931

Cash at beginning of year                                                      2,399,015        890,639
                                                                            ------------    -----------

Cash at end of period                                                       $    989,343    $ 1,124,570
                                                                            ============    ===========

See notes to condensed consolidated financial statements.

COLUMBIA NATIONAL, INCORPORATED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002 AND 2001
--------------------------------------------------------------------------------


1. BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements of Columbia National, Incorporated and its wholly owned subsidiaries (the "Company") have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles
(GAAP) for complete financial statements. The condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in our latest annual report for the fiscal year ended December 31, 2001.

In the opinion of management, the unaudited condensed consolidated interim financial statements contain all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation of the interim periods presented. The results of operations for the three month period ended March 31, 2002 are not necessarily indicative of the results of operations to be expected for the fiscal year ending December 31, 2002.

2. MORTGAGE SERVICING RIGHTS

The following is an analysis of the changes in mortgage servicing rights for the three months ended March 31:

                                                    2002              2001
                                               --------------    --------------
Beginning balance                              $  113,159,065    $  113,211,449
  Additions                                        11,026,150         6,907,038
  Amortization                                     (9,101,931)       (4,954,560)
  Impairment                                               --        (8,000,000)
                                               --------------    --------------
Ending balance                                 $  115,083,284    $  107,163,927
                                               ==============    ==============

3. COMMITMENTS AND CONTINGENCIES

RECOURSE ON FORECLOSURE LOSSES
The Company has assumed the recourse risk related to foreclosure losses, after private mortgage insurance coverage, relating to $748,352 and $876,241 of loans collateralizing FNMA and FHLMC mortgage-backed securities at March 31, 2002 and 2001, respectively. Management does not believe that the recourse provisions subject the Company to any material risk of loss. The Company has also indemnified the Department of Housing and Urban Development for foreclosure losses relating to $6,605,200 and $4,276,972 of loans as of March 31, 2002 and 2001, respectively. A specific loss provision of $2,912,898 and $647,130 has been accrued as of March 31, 2002 and 2001, respectively.

COLUMBIA NATIONAL, INCORPORATED

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002 AND 2001
--------------------------------------------------------------------------------


LEGAL PROCEEDINGS
In the normal course of business, the Company is involved in various types of litigation, including litigation relating to terms and conditions of borrowing arrangements and employment disputes. In the opinion of management, based on its assessment and consultation with outside counsel, litigation which is currently pending against the Company will not have a material impact on the financial condition or future operations of the Company as a whole.

In addition, as of March 31, 2002, the Company is a defendant in a case alleging a violation of the Maryland Consumer Protection Act and other common law claims related to force-placed insurance. A class has been certified and a trial date is scheduled for October 7, 2002. The Company and its counsel believe that the Company has meritorious defenses and will defend the case vigorously. No amounts have been accrued for the matter as of March 31, 2002 and 2001.

4. SUBSEQUENT EVENTS

Under the terms of a Purchase Agreement among the Company, American Home Mortgage Holdings, Inc. and Columbia National Holdings, Inc. (the sole Shareholder of the Company) dated June 13, 2002, the outstanding shares of common stock of the Company will be acquired by American Home Mortgage Holdings, Inc. in a transaction to be completed on or about June 30, 2002.

At December 31, 2001, the Company had a $350 million warehouse line of credit that could be drawn upon for purposes of originating one to four unit residential loans. After the quarter ended March 31, 2002, the Company's warehouse line of credit was decreased to $250 million.


                                   * * * * *


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